Exhibit 99.1
                            SUNNYVALE TECHNOLOGY PARK

                               Historical Summary
                        of Operating Revenue and Expenses

                          Year Ended December 31, 1997






                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


     We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Sunnyvale Technology Park for the year ended December 31, 1997. This historical summary is the responsibility of the management of Sunnyvale Technology Park. Our responsibility is to express an opinion on the historical summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Sunnyvale Technology Park.

     In our opinion, the historical summary referred to above, presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Sunnyvale Technology Park for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                      KPMG Peat Marwick LLP




Washington, D.C.
June 23, 1998

                            SUNNYVALE TECHNOLOGY PARK

              Historical Summary of Operating Revenue and Expenses

                          Year ended December 31, 1997





Operating Revenue:

     Rental Revenue                                                $  1,013,665
     Operating expense recoveries                                       176,228
                                                                   ------------
                  Total operating revenue                             1,189,893
                                                                   ------------
Operating expenses:

     Repairs and maintenance                                              5,424
     Utilities                                                           47,960
     Operating services                                                  29,611
     Property management fees                                            60,000
     Insurance                                                           37,329
     Real estate taxes                                                   82,863
                                                                     ----------
                  Total operating expenses                              263,187
                                                                     ----------
Operating revenue in excess of operating expenses                    $  926,706
                                                                     ==========



                 See accompanying notes to historical summary.

                            SUNNYVALE TECHNOLOGY PARK

          Notes to Historical Summary of Operating Revenue and Expenses

                          Year ended December 31, 1997


 (1)   Description of the property


        Sunnyvale Technology Park (the Buildings) consists of five buildings located in the City of Sunnyvale, CA. The property serves the Silicon Valley Market. The Buildings contain approximately 166,000 square feet of leasable office space. As of December 31, 1997, three of the buildings were 100% leased. The remaining two buildings were under construction during 1997 and were 100% leased as of February 1, 1998. CarrAmerica Realty Corporation acquired the Buildings on January 29, 1998.


 (2)   Summary of Significant Accounting Policies

       (a) Basis of Presentation

           The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the period presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the Buildings have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Sunnyvale Technology Park have been excluded from expenses. Management is not aware of any material factors relating to Sunnyvale Technology Park that would cause the historical summary of operating revenue and expenses not to be indicative of future operating results of the Buildings.

       (b) Revenue Recognition

           Rental revenue from rental operations is recognized straight-line over the terms of the respective leases.



                                                                     (Continued)

                            SUNNYVALE TECHNOLOGY PARK

(3)      Rental Revenue

        Minimum future rentals for all five buildings (excluding modifications and renewal options) on noncancelable leases are as follows for the years ending December 31:

                                    1998                      $  2,249,502
                                    1999                         2,624,581
                                    2000                         2,684,505
                                    2001                         2,802,628
                                    2002                         2,785,724
                                    Thereafter                   7,556,830
                                                              ------------
                                                              $ 20,703,770
                                                              ============

(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

        The unaudited pro forma table reflects the pro forma taxable operating results and pro forma cash available from operations of Sunnyvale Technology Park for the twelve months ended December 31, 1997 (includes the three buildings that were occupied during 1997), as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation and amortization have been calculated based on the new cost basis for the Buildings, assuming the purchase by CarrAmerica Realty Corporation was made on January 1, 1997. Tax depreciation for the buildings are computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Proforma net operating income (exclusive of
              depreciation and amortization expense)                 $ 1,007,893
              Less - estimated depreciation and amortization
              expense                                                    409,230
                                                                     -----------

              Proforma taxable operating income                      $   598,663
                                                                     ===========
              Proforma cash available from operations                $ 1,007,893
                                                                     ===========

                             GOLDEN GATEWAY COMMONS

                               Historical Summary
                    of Revenue and Direct Operating Expenses

                          Year Ended December 31, 1997






                   (With Independent Auditors' Report Thereon)

                        REPORT OF INDEPENDENT ACCOUNTANTS




Board of Directors
CarrAmerica Realty Corporation:

     We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the "Historical Summary") of Golden Gateway Commons (the "Property") for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of the Property. Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's revenue and expenses and may not be comparable to results from proposed future operations of the Property.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses as described in Note A, of the Property, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.


San Francisco, California
June 9, 1998

                             GOLDEN GATEWAY COMMONS
                        HISTORICAL SUMMARY OF REVENUE AND
                            DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997



Revenue:
Rental revenue                                                       $5,894,488
Expense reimbursements                                                  244,485
Garage revenue                                                        1,212,778
                                                                     ----------
Total revenue                                                         7,351,751
                                                                     ----------

Direct operating expenses:
Real estate taxes                                                       458,989
Cleaning                                                                507,340
Utilities                                                               565,293
Elevators                                                                50,725
Engineers                                                               159,175
Repairs and maintenance                                                 399,176
General building                                                        297,325
Administration                                                          323,665
Insurance                                                               104,389
Garage expenses                                                         236,708
                                                                     ----------
Total direct operating expenses                                       3,102,785
                                                                     ----------
Revenue in excess of direct operating expenses                       $4,248,966
                                                                     ==========










     The accompanying note is an integral part of this financial statement.

                             GOLDEN GATEWAY COMMONS
                      NOTE TO HISTORICAL SUMMARY OF INCOME
                          AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997




A.    Property and Basis of Accounting:

     The accompanying Historical Summary of Income and Direct Operating Expenses (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Golden Gateway Commons (the "Property"). In accordance with Rule 3-14, direct operating expenses exclude depreciation expense, interest expense and management fees. The Property is a three building mixed-use complex located in San Francisco, California. Included in rental income is $1,204,631 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                           CHECKFREE CORPORATE CAMPUS

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three months ended March 31, 1998 (Unaudited)
                      and the Year Ended December 31, 1997



                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


     We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of CheckFree Corporate Campus for the year ended December 31, 1997. This historical summary is the responsibility of the management of CheckFree Corporate Campus. Our responsibility is to express an opinion on the historical summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of CheckFree Corporate Campus.

     In our opinion, the historical summary referred to above, presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of CheckFree Corporate Campus for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                    KPMG Peat Marwick LLP




Washington, D.C.
June 23, 1998

                           CHECKFREE CORPORATE CAMPUS

             Historical Summaries of Operating Revenue and Expenses

                    For the three months ended March 31, 1998
                      and the year ended December 31, 1997


                                                                         Three
                                                                         Months                     Year
                                                                          ended                    ended
                                                                        March 31,                December 31,
                                                                          1998                      1997
                                                                       (Unaudited)
                                                                       -----------              -----------


Rental and operating expense pass-through revenue                       $  1,076,944             $ 4,282,995


Operating expenses:

     Repairs and maintenance                                                  63,661                 243,080
     Utilities                                                               146,752                 552,415
     Operating services                                                      138,881                 570,519
     Property management fees                                                 24,005                  96,075
     Administrative                                                           83,431                 340,051
                                                                          ----------               ---------

                  Total operating expenses                                   456,730                1,802,140
                                                                          ----------                ---------

Operating revenue in excess of operating expenses                       $    620,214              $ 2,480,855
                                                                        ============             ============




                See accompanying notes to historical summaries.

                           CHECKFREE CORPORATE CAMPUS

         Notes to Historical Summaries of Operating Revenue and Expenses

                    For the three months ended March 31, 1998
                      and the year ended December 31, 1997


 (1)   Description of the property


           CheckFree Corporate Campus (the Buildings) consists of five buildings on approximately 50 acres of land located in Norcross, Georgia, a submarket of Atlanta, and an additional 50 acres of undeveloped land immediately adjacent to the Buildings. The Buildings contain approximately 121,000 square feet of leasable office space. As of March 31, 1998, the buildings were 100% leased to CheckFree Corporation.


 (2)   Summary of Significant Accounting Policies

       (a) Basis of Presentation

           The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the Buildings have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of CheckFree Corporate Campus have been excluded from expenses. Real estate taxes have also been excluded since they are paid directly by the tenant, CheckFree Corporation. Management is not aware of any material factors relating to CheckFree Corporate Campus that would cause the historical summaries of operating revenue and expenses not to be indicative of future operating results of the buildings.

       (b) Revenue Recognition

           Rental revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c) Interim Unaudited Financial Information

           The accompanying unaudited financial information for the three months ended March 31, 1998 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1997. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1998, have been included. The results of operations for the three-month period ended March 31, 1998 are not necessarily indicative of the results for the full year.
                                                                     (Continued)

                           CHECKFREE CORPORATE CAMPUS

   Notes to Historical Summaries of Operating Revenue and Expenses, continued


(3)      Rental Revenue

           Minimum future rentals (excluding modifications and renewal options) on noncancelable leases are as follows for the years ending December 31:

                                    1998                       $ 2,026,044
                                    1999                         2,564,316
                                    2000                         2,585,472
                                    2001                         2,585,472
                                    2002                         2,585,472
                                    Thereafter                   5,507,670
                                                              ------------
                                                              $ 17,854,446
                                                              ============

(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the pro forma taxable operating results and pro forma cash available from operations of CheckFree Corporate Campus for the twelve months ended March 31, 1998, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation and amortization have been calculated based on the new cost basis for the Buildings, assuming the purchase by CarrAmerica Realty Corporation was made on April 1, 1997. Tax depreciation for the Buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

               Proforma net operating income (exclusive of
               depreciation and amortization expense)                $ 2,026,044
               Less - estimated depreciation and amortization
               expense                                                   569,231
                                                                     -----------


               Proforma taxable operating income                    $  1,456,813
                                                                    ============

               Proforma cash available from operations              $  2,026,044
                                                                    ============

                                  HACIENDA WEST

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three months ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997



                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


     We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Hacienda West for the year ended December 31, 1997. This historical summary is the responsibility of the management of Hacienda West. Our responsibility is to express an opinion on this historical summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical summary was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Hacienda West.

     In our opinion, the historical summary referred to above, presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) Hacienda West for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                       KPMG Peat Marwick LLP



Washington, D.C.
June 26, 1998

                                  HACIENDA WEST

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1998 (unaudited)
                      and the year ended December 31, 1997

                                 (in thousands)


                                                                        Three
                                                                        Months                  Year
                                                                         ended                  ended
                                                                       March 31,              December 31,
                                                                         1998                    1997
                                                                       (unaudited)
                                                                       -----------            ----------


Operating Revenues:
     Rental revenue                                                       $1,120               $3,757
     Recovery of operating expenses                                           16                  (41)
     Other                                                                     3
                                                                          ------               ------
                  Total operating revenue                                  1,139                3,716
                                                                           -----                -----
Operating expenses:
     Cleaning                                                                 56                  188
     Utilities                                                               101                  476
     Repairs and maintenance                                                 192                  180
     General operating                                                        61                  296
     Administrative                                                            9                    7
     Property management fees                                                 21                   64
     Insurance                                                                15                   31
     Real estate taxes                                                       141                  582
                                                                           -----                -----
                  Total operating expenses                                   596                1,824
                                                                          ------               ------
              Operating revenue in excess of operating expenses           $  543               $1,892
                                                                          ======               ======




                See accompanying notes to historical summaries.

                                  HACIENDA WEST

         Notes to Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1998 (unaudited)
                      and the year ended December 31, 1997


 (1)   Description of the property

       Hacienda West (the Buildings) consists of two buildings located in Pleasanton, California, a submarket of San Francisco. The Buildings contain approximately 208,000 square feet of leaseable office space. As of March 31, 1998, the Buildings were 95% leased.


 (2)   Summary of Significant Accounting Policies

       (a) Basis of Presentation

           The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the buildings have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Hacienda West have been excluded from expenses. Management is not aware of any material factors relating to Hacienda West that would cause the historical summaries of operating revenue and expenses not to be indicative of future operating results of the buildings.

       (b) Revenue Recognition

           Rental revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c) Interim Unaudited Financial Information

           The accompanying unaudited financial information for the three months ended March 31, 1998 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1997. Certain information and footnote disclosures normally included in historical summaries prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1998, have been included. The results of operations for the three-month period ended March 31, 1998 are not necessarily indicative of the results for the full year.


                                                                     (Continued)

                                  HACIENDA WEST

(3)    Rental Revenue

           Minimum future rentals (excluding modifications and renewal options) on noncancelable leases are as follows for the years ending December 31:

                                                                  (in thousands)

                                                     1998               $ 3,938
                                                     1999                 3,792
                                                     2000                 3,215
                                                     2001                 2,256
                                                     2001                 1,261
                                                     Thereafter             136
                                                                        -------
                                                                        $14,598
                                                                        =======

(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

           The unaudited proforma table reflects the proforma taxable operating results and proforma cash available from operations of Hacienda West for the twelve months ended March 31, 1998, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation and amortization have been calculated based on the new cost basis for the Buildings, assuming the purchase by CarrAmerica Realty Corporation was made on April 1, 1997. Tax depreciation for the Buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

                                                                  (in thousands)

               Proforma net operating income (exclusive of
               depreciation and amortization expense)                     $1,961

               Less - estimated depreciation and
               amortization expense                                          617
                                                                          ------
               Proforma taxable income                                    $1,344
                                                                          ======
               Proforma cash available from operations                    $1,961
                                                                          ======

                          PALOMAR OAKS TECHNOLOGY PARK

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three months ended March 31, 1998 (Unaudited)
                      and the Year Ended December 31, 1997



                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Palomar Oaks Technology Park for the year ended December 31, 1997. This historical summary is the responsibility of the management of Palomar Oaks Technology Park. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Palomar Oaks Technology Park.

In our opinion, the historical summary referred to above, presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Palomar Oaks Technology Park for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                    KPMG Peat Marwick LLP




Washington, D.C.
June 23, 1998

                          PALOMAR OAKS TECHNOLOGY PARK


             Historical Summaries of Operating Revenue and Expenses

                    For the three months ended March 31, 1998
                      and the year ended December 31, 1997


                                                      Three
                                                      Months
                                                       ended         Year
                                                     March 31,      ended
                                                       1998       December 31,
                                                   (Unaudited)       1997
                                                   -----------       ----


Revenue:
   Rental revenue                                    $520,563      $1,810,355
   Operating expense pass-through revenue              61,228         218,171
   Other income                                         3,057          10,745
                                                     --------     -----------
            Total Revenue                             584,848       2,039,271
                                                     --------     -----------

Operating expenses:
   Repairs and Maintenance                              7,132          44,569
   Utilitie                                             7,546          41,695
   Real estate taxes                                   37,211         126,563
   Insuranc                                             2,865          17,730
   Operating services                                  18,917          72,210
   Management fees                                     18,691          67,255
   Association dues                                    14,577          52,540
   Administrative                                         532           6,365
                                                     --------     -----------

             Total Operating expenses                 107,471         428,927
                                                     --------     -----------

Operating revenue in excess of operating expenses    $477,377      $1,610,344
                                                     ========      ==========



See accompanying notes to historical summaries.

                          PALOMAR OAKS TECHNOLOGY PARK

         Notes to Historical Summaries of Operating Revenue and Expenses

                    For the three months ended March 31, 1998
                      and the year ended December 31, 1997


 (1)   Description of the property


           Palomar Oaks Technology Park (the Buildings) consists of five industrial buildings and one office building located in Carlsbad, California, a submarket of north suburban San Diego. The Buildings contain approximately 170,000 square feet of leasable space. As of March 31, 1998, the Buildings were 100% leased.


 (2)   Summary of Significant Accounting Policies

       (a) Basis of Presentation

           The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the Buildings have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Palomar Oaks Technology Park have been excluded from expenses. Management is not aware of any material factors relating to Palomar Oaks Technology Park that would cause the historical summaries of operating revenue and expenses not to be indicative of future operating results of the Buildings.

       (b) Revenue Recognition

           Rental revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c) Interim Unaudited Financial Information

           The accompanying unaudited financial information for the three months ended March 31, 1998 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1997. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1998, have been included. The results of operations for the three-month period ended March 31, 1998 are not necessarily indicative of the results for the full year.

                                                                     (Continued)

                          PALOMAR OAKS TECHNOLOGY PARK

   Notes to Historical Summaries of Operating Revenue and Expenses, continued


(3)      Rental Revenue

         Minimum future rentals (excluding modifications and renewal options) on noncancelable leases are as follows for the years ending December 31:

                      1998                       $ 1,858,619
                      1999                         1,679,430
                      2000                         1,542,709
                      2001                         1,014,013
                      2002                         2,585,472
                      Thereafter                      76,081
                                                 -----------
                                                 $ 8,756,324
                                                 ===========

(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the pro forma taxable operating results and pro forma cash available from operations of Palomar Oaks Technology Park for the twelve months ended March 31, 1998, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation and amortization were calculated assuming the purchase by CarrAmerica Realty Corporation was made on April 1, 1997. Tax depreciation for the Buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Proforma net operating income (exclusive of
                    depreciation and amortization expense)           $1,685,135
              Less - estimated depreciation and amortization
                    expense                                             319,609
                                                                     ----------


              Proforma taxable income                                $1,365,526
                                                                     ==========

              Proforma cash available from operations                $1,685,135
                                                                     ==========

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